                                                497(e)
                                                File Nos. 333-16093 and 811-0792

                                CNI CHARTER FUNDS
                                MONEY MARKET FUND
                               Institutional Class

                        Supplement dated October 21, 1999
                      to the Prospectus dated May 10, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

         I. Under the heading "ACCOUNT POLICIES", on page 10 of the prospectus, the paragraph entitled "When Shares Are Priced" has been deleted and replaced with the following:

         WHEN SHARES ARE PRICED - NAV calculations are made once each day, usually by 4:30 p.m. Eastern time. Shares may be purchased on any day that the New York Stock Exchange and the Federal Reserve are open for business. Shares, however, cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

         II. Under the heading, "UNDERSTANDING EARNINGS AND TAXES" on page 11 of the prospectus, the paragraph entitled "When Do Dividends Accrue" has been deleted and replaced with the following:

         WHEN DO DIVIDENDS ACCRUE - Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time. They begin to accrue on the following day for shares purchased after 4:30 p.m. Eastern time. You will not be credited with dividends for shares on the day you sell them.

         III. Under the heading "HOW TO BUY AND SELL SHARES", on page 12 of the prospectus, the second paragraph under "When Orders Will Be Completed" has been deleted and replaced with the following:

         If we receive your purchase order through your financial institution, before 4:30 p.m. Eastern time, the order will be executed that same day. Orders received after 4:30 p.m. Eastern time will be executed the following business day. Your shares will be bought, only after we receive a properly completed order with full payment.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.







         CNI-A-001-01

                                                497(e)
                                                File Nos. 333-16093 and 811-0792

                                CNI CHARTER FUNDS
                          CNI CHARTER MONEY MARKET FUND


                        Supplement dated October 21, 1999
         to the Statement of Additional Information dated May 10, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION.

         I. Under the heading "Distributions", on page 17 of the Statement of Additional Information, the first sentence of the first paragraph has been deleted and replaced with the following:

         On each day that the Fund's net asset value per share is determined (each a "Business Day"), the Fund's net investment income will be declared, as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time; and (2) payment in immediately available funds wired to the Transfer Agent by the same time.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.